STATEMENT OF INVESTMENTS
BNY Mellon International Stock Fund

August 31, 2024 (Unaudited)

Description	Shares	Value ($)
Common Stocks - 97.8%
Australia - 3.3%
Cochlear Ltd.	352,400	71,928,549
CSL Ltd.	686,800	143,282,759
		215,211,308
Canada - 4.6%
Alimentation Couche-Tard, Inc.	2,909,800	166,104,637
Canadian National Railway Co.	1,132,300	133,415,885
		299,520,522
Denmark - 6.1%
Coloplast A/S, Cl. B	923,000	125,909,821
Novo Nordisk A/S, Cl. B	1,953,700	272,028,631
		397,938,452
Finland - 2.1%
Kone OYJ, Cl. B	2,555,800	138,107,913
France - 12.6%
Air Liquide SA	928,510	173,266,611
Dassault Systemes SE	2,371,400	92,665,109
Hermes International SCA	42,000	100,758,135
L'Oreal SA	342,000	150,011,326
LVMH Moet Hennessy Louis Vuitton SE	203,500	152,649,416
TotalEnergies SE	2,126,000	146,765,482
		816,116,079
Germany - 7.9%
adidas AG	663,300	169,671,204
Infineon Technologies AG	1,780,100	64,841,403
Merck KGaA	747,400	145,439,948
SAP SE	623,100	135,902,367
		515,854,922
Hong Kong - 4.6%
AIA Group Ltd.	17,347,200	123,735,528
CLP Holdings Ltd.	7,455,500	66,748,461
Jardine Matheson Holdings Ltd.	983,100	35,450,340
Prudential PLC	8,634,900	74,679,501
		300,613,830
Ireland - 2.5%
Experian PLC	3,308,000	161,084,992
Italy - 1.6%
Ferrari NV	211,400	105,067,229
Japan - 16.3%
Daikin Industries Ltd.	647,400	82,385,102
FANUC Corp.	2,576,000	75,935,140
Hoya Corp.	934,700	133,029,982
Keyence Corp.	427,280	205,646,969
Murata Manufacturing Co. Ltd.	3,265,900	68,354,280

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.8% (continued)
Japan - 16.3% (continued)
Shin-Etsu Chemical Co. Ltd.		3,669,500		162,661,310
SMC Corp.		251,700		116,213,485
Sysmex Corp.		5,525,900	[a]	107,212,666
Terumo Corp.		6,029,800		111,767,637
				1,063,206,571
Netherlands - 8.3%
ASM International NV		229,300		156,176,797
ASML Holding NV		189,200		171,118,794
Universal Music Group NV		3,231,126		84,465,969
Wolters Kluwer NV		756,000		128,957,507
				540,719,067
Spain - 4.2%
Amadeus IT Group SA		1,441,200		97,242,591
Industria de Diseno Textil SA		3,279,000		178,027,129
				275,269,720
Sweden - 1.9%
Atlas Copco AB, Cl. B		7,560,000		121,057,414
Switzerland - 12.3%
Kuehne + Nagel International AG		374,300		115,986,284
Lonza Group AG		198,600		129,988,399
Nestle SA		1,000,000		107,080,016
Novartis AG		1,339,800		162,078,507
Roche Holding AG		409,500		138,385,538
SGS SA		1,323,764		147,478,190
				800,996,934
Taiwan - 4.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		1,574,600		270,358,820
United Kingdom - 5.3%
Compass Group PLC		4,979,000		157,318,607
Diageo PLC		3,816,900		124,677,433
The Sage Group PLC		4,716,700		62,841,117
				344,837,157
Total Common Stocks (cost $3,762,074,600)				6,365,960,930
	1-Day Yield (%)
Investment Companies - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $131,493,369)	5.40	131,493,369	[b]	131,493,369

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $169,830)	5.40	169,830	[b]	169,830

Total Investments (cost $3,893,737,799)	99.8%	6,497,624,129
Cash and Receivables (Net)	.2%	15,314,684
Net Assets	100.0%	6,512,938,813

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At August 31, 2024, the value of the fund’s securities on loan was $161,520 and the value of the collateral was $169,830, consisting of cash collateral. In addition, the value of collateral may include pending sales that are also on loan.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of August 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	569,879,342	5,796,081,588	††	-	6,365,960,930
Investment Companies	131,663,199	-		-	131,663,199

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At August 31, 2024, accumulated net unrealized appreciation on investments was $2,603,886,330, consisting of $2,752,827,621 gross unrealized appreciation and $148,941,291 gross unrealized depreciation.

At August 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.